# Davis New York Venture Fund

April 30, 2021

*Over 50 Years of Reliable Investing™*

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
April 30, 2021 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (94.30%)
COMMUNICATION SERVICES – (14.74%)
Media & Entertainment – (14.74%)
Alphabet Inc., Class A *	105,777	$248,946,170
Alphabet Inc., Class C *	206,652	498,056,118
ASAC II L.P. *(a)(b)	4,156,451	4,243,321
Facebook, Inc., Class A *	1,280,627	416,306,225
IAC/InterActiveCorp *	898,020	227,621,129
Liberty TripAdvisor Holdings, Inc., Series A *	191,516	969,071
	Total Communication Services	1,396,142,034
CONSUMER DISCRETIONARY – (16.53%)
Consumer Services – (4.64%)
New Oriental Education & Technology Group, Inc., ADR (China)*	28,768,592	439,008,714
Retailing – (11.89%)
Alibaba Group Holding Ltd., ADR (China)*	1,655,050	382,233,797
Amazon.com, Inc. *	118,771	411,828,941
Coupang, Inc., Class A (South Korea)*	2,195,957	92,010,598
Naspers Ltd. - N (South Africa)	237,420	54,194,625
Prosus N.V., Class N (Netherlands)	1,228,000	133,212,195
Vroom, Inc. *	1,143,230	52,897,252
		1,126,377,408
	Total Consumer Discretionary	1,565,386,122
FINANCIALS – (44.55%)
Banks – (20.32%)
Danske Bank A/S (Denmark)	7,584,377	144,749,847
DBS Group Holdings Ltd. (Singapore)	8,252,897	185,492,504
DNB ASA (Norway)	4,978,670	107,091,646
JPMorgan Chase & Co.	2,518,144	387,315,729
U.S. Bancorp	7,257,320	430,721,942
Wells Fargo & Co.	14,861,522	669,511,566
		1,924,883,234
Diversified Financials – (20.31%)
Capital Markets – (2.77%)
Bank of New York Mellon Corp.	5,264,917	262,614,060
Consumer Finance – (11.99%)
American Express Co.	1,639,521	251,420,545
Capital One Financial Corp.	5,929,563	883,979,252
		1,135,399,797
Diversified Financial Services – (5.55%)
Berkshire Hathaway Inc., Class A *	1,275	525,937,500
		1,923,951,357
Insurance – (3.92%)
Life & Health Insurance – (1.93%)
AIA Group Ltd. (Hong Kong)	14,313,990	182,247,577
Property & Casualty Insurance – (1.99%)
Chubb Ltd.	686,010	117,712,456
Loews Corp.	604,169	33,682,422
Markel Corp. *	31,506	37,064,288
		188,459,166
		370,706,743
	Total Financials	4,219,541,334

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
April 30, 2021 (Unaudited)

	Shares/Principal	Value
COMMON STOCK – (CONTINUED)
HEALTH CARE – (4.24%)
Health Care Equipment & Services – (2.01%)
Cigna Corp.	331,619	$82,576,447
Quest Diagnostics Inc.	815,580	107,558,691
		190,135,138
Pharmaceuticals, Biotechnology & Life Sciences – (2.23%)
Viatris Inc.	15,914,700	211,665,510
	Total Health Care	401,800,648
INDUSTRIALS – (1.95%)
Capital Goods – (1.94%)
Carrier Global Corp.	2,491,500	108,579,570
Orascom Construction PLC (United Arab Emirates)	1,456,501	7,500,980
Raytheon Technologies Corp.	807,239	67,194,574
		183,275,124
Commercial & Professional Services – (0.01%)
China Index Holdings Ltd., Class A, ADR (China)*	501,229	1,102,704
	Total Industrials	184,377,828
INFORMATION TECHNOLOGY – (11.63%)
Semiconductors & Semiconductor Equipment – (11.63%)
Applied Materials, Inc.	3,736,030	495,808,541
Intel Corp.	5,848,000	336,435,440
Texas Instruments Inc.	1,493,450	269,582,660
	Total Information Technology	1,101,826,641
MATERIALS – (0.66%)
OCI N.V. (Netherlands)*	2,665,534	62,202,010
	Total Materials	62,202,010
TOTAL COMMON STOCK – (Identified cost $4,043,935,389)		8,931,276,617
PREFERRED STOCK – (4.18%)
CONSUMER DISCRETIONARY – (0.86%)
Retailing – (0.86%)
Chengxin Technology, Inc., Series A-1 (China)*(a)(b)	7,035,470	70,354,700
Full Trillion Development Ltd., Class A (China)*(a)(b)	1,114,530	11,145,300
	Total Consumer Discretionary	81,500,000
INDUSTRIALS – (3.32%)
Transportation – (3.32%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	5,938,103	269,946,162
Didi Chuxing Joint Co., Series B-2 (China)*(a)(b)	982,804	44,678,270
	Total Industrials	314,624,432
TOTAL PREFERRED STOCK – (Identified cost $311,813,239)		396,124,432
SHORT-TERM INVESTMENTS – (1.58%)
StoneX Financial Inc. Joint Repurchase Agreement, 0.01%, 05/03/21, dated 04/30/21, repurchase value of $118,752,099 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 05/15/21-03/20/71, total market value $121,127,040)	$118,752,000	118,752,000

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
April 30, 2021 (Unaudited)

		Principal	Value
SHORT-TERM INVESTMENTS – (CONTINUED)
	Truist Securities, Inc. Joint Repurchase Agreement, 0.01%, 05/03/21, dated 04/30/21, repurchase value of $30,633,026 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-3.50%, 09/01/31-04/01/51, total market value $31,245,660)	$30,633,000	$30,633,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $149,385,000)		149,385,000
		Total Investments – (100.06%) – (Identified cost $4,505,133,628)	9,476,786,049
		Liabilities Less Other Assets – (0.06%)	(5,445,617)
		Net Assets – (100.00%)	$9,471,340,432

ADR: American Depositary Receipt

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $400,367,753 or 4.23% of the Fund's net assets as of April 30, 2021.

(b)	The value of this security was determined using significant unobservable inputs.

DAVIS NEW YORK VENTURE FUND	Notes to Schedule of Investments
April 30, 2021 (Unaudited)

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

DAVIS NEW YORK VENTURE FUND	Notes to Schedule of Investments
April 30, 2021 (Unaudited)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$1,391,898,713	$–	$4,243,321	$1,396,142,034
Consumer Discretionary	1,565,386,122	–	–	1,565,386,122
Financials	4,219,541,334	–	–	4,219,541,334
Health Care	401,800,648	–	–	401,800,648
Industrials	184,377,828	–	–	184,377,828
Information Technology	1,101,826,641	–	–	1,101,826,641
Materials	62,202,010	–	–	62,202,010
Preferred Stock:
Consumer Discretionary	–	–	81,500,000	81,500,000
Industrials	–	–	314,624,432	314,624,432
Short-Term Investments	–	149,385,000	–	149,385,000
Total Investments	$8,927,033,296	$149,385,000	$400,367,753	$9,476,786,049

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the nine months ended April 30, 2021. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at April 30, 2021 was $71,915,705. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance August 1, 2020	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance April 30, 2021
Investments in Securities:
Common Stock	$4,235,840	$–	$7,481	$–	$–	$4,243,321
Preferred Stock	242,716,208	81,500,000	71,908,224	–	–	396,124,432
Total Level 3	$246,952,048	$81,500,000	$71,915,705	$–	$–	$400,367,753

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount(s) or	Impact to Valuation from
	April 30, 2021	Technique	Input(s)	Range	an Increase in Input
Investments in Securities:
Common Stock	$4,243,321	Discounted Cash Flow	Annualized Yield	1.44%	Decrease
Preferred Stock	314,624,432	Market Approach	Volume-Weighted Transaction Price	$40.83-$52.00	Increase
Preferred Stock	81,500,000	Market Approach	Transaction Price	$10.00	Increase
Total Level 3	$400,367,753

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

DAVIS NEW YORK VENTURE FUND	Notes to Schedule of Investments
April 30, 2021 (Unaudited)

Federal Income Taxes

At April 30, 2021, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$4,517,050,716
Unrealized appreciation	5,064,249,413
Unrealized depreciation	(104,514,080)
Net unrealized appreciation	$4,959,735,333

Coronavirus (COVID-19) Pandemic

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

For information regarding the Fund's other significant accounting policies, please refer to the Fund's most recent Semi-Annual or Annual Shareholder Report.